SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 21, 1998
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                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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             Georgia                              1-6468             58-0257110
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(State or other jurisdiction   (Commission File    (IRS Employer Identification
     of incorporation)             Number)                       No.)


       241 Ralph McGill Boulevard, NE, Atlanta, Georgia              30308
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           (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code              (404) 526-6526
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                   333 Piedmont Ave., NE, Atlanta, Georgia  30308
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(Former name or former address, if changed since last report.)



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Item 5.         Other Events.

                On January 21, 1998, Georgia Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $145,000,000 aggregate principal amount of its Series A 6 7/8% Senior Public Income Notes due December 31, 2047. Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-43895, 333-43895-01, 333-43895-02 and
333-43895-03) of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (c) Exhibits.

          1 Underwriting Agreement, dated January 21, 1998, between the Company and Smith Barney Inc.

          4.1 Senior Note Indenture dated as of January 1, 1998 between the Company and The Chase Manhattan Bank, as Trustee.

          4.2 First Supplemental Indenture to Senior Note Indenture dated as of January 27, 1998, providing for the issuance of the Company's Series A 6 7/8% Senior Public Income Notes due December 31, 2047.

          4.7  Form of Series A 6 7/8% Senior Public Income Note (included in
               Exhibit 4.2 above).


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     January 27, 1998             GEORGIA POWER COMPANY


                                                 /s/ Wayne Boston
                                       By               Wayne Boston
                                                       Assistant Secretary